UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 30, 1996

                                  CHEMICAL BANK
               (Exact Name of registrant specified in its charter)
             (Originator of the Chemical Master Credit Card Trusts)





New York                  33-94190                      13-49994650
(State or other           (Commission File              (I.R.S. employer
Jurisdiction of           Number)                       Identification No.)
Incorporation)



                                 270 Park Avenue
                            New York, New York  10017
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.   Other Events

          On May 30, 1996, the Series 1996-3 Supplement, dated as of May 30, 1996, to the Pooling and Servicing Agreement, dated as of October 19, 1995 (the "Pooling and Servicing Agreement"), between Chemical Bank, as Transferor and Servicer, and The Bank of New York, as Trustee, was executed and delivered by the respective parties thereto.

          Effective June 1, 1996, The Chase Manhattan Bank (USA) ("Chase USA") acquired the credit card business of Chemical Bank, an affiliate of Chase USA. In connection with the transfer of the credit card business of Chemical Bank to Chase USA, on June 1, 1996 the Pooling and Servicing Agreement was amended and restated in its entirety in the form of the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1996 (the "Amended and Restated Pooling and Servicing Agreement"), by and among Chemical Bank, as Transferor prior to June 1, 1996 and as Servicer, Chase USA, as Transferor on and after June 1, 1996, and The Bank of New York, as Trustee. The Amended and Restated Pooling and Servicing Agreement provides for, among other things, the assumption of the obligations of the Transferor by Chase USA.
          Chase USA is incorporated under the laws of Delaware and, as a state chartered non-member bank, is regulated by the Office of the Delaware State Bank Commissioner and by the Federal Deposit Insurance Corporation. Chase USA intends, however, to apply to the United States Comptroller of the Currency (the "Comptroller") for conversion to a national bank charter. If such application is approved, Chase USA would become a national bank and would be regulated primarily by the Comptroller. Chase USA expects that such conversion would have no material effect on the Chemical Master Credit Card Trust I or the Certificateholders.

          At December 31, 1995, Chase USA's total assets were approximately $11.1 billion, total liabilities were approximately $9.6 billion, and total stockholder's equity was approximately $1.5 billion. Such amounts do not reflect the acquisition of the Chemical Bank credit card business by Chase USA on June 1, 1996. Such acquisition is expected to substantially increase the total assets of Chase USA.



Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibits

4.1 Pooling and Servicing Agreement dated as of October 19, 1995, between Chemical Bank, as Transferor and Servicer, and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 of the registrant's Report on Form 8-K filed on October 30, 1995).

4.2 Series 1996-3 Supplement dated as of May 30, 1996, to the Pooling and Servicing Agreement between Chemical Bank, as Transferor and Servicer, and The Bank of New York, as Trustee.

4.3 Amended and Restated Pooling and Servicing Agreement dated as of June 1, 1996, by and among Chemical Bank, as Transferor prior to June 1, 1996 and as Servicer, Chase USA, as Transferor on and after June 1, 1996, and The Bank of New York, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHEMICAL BANK, As Servicer


                                            By: /s/ Richard L. Craig

                                            Name:   Richard L. Craig
                                            Title:  Managing Director


Date:  June 18, 1996

                                INDEX TO EXHIBITS




Exhibit                    Exhibit                           Sequentially
Number                                                       Numbered Pages

4.1 Pooling and Servicing Agreement dated as of October 19, 1995, between Chemical Bank, as
         Transferor and Servicer, and The Bank of
         New York, as Trustee (incorporated by reference to Exhibit 4.1 of the registrant's Report on Form 8-K filed on October 30, 1995).

4.2      Series 1996-3 Supplement dated as of May 30, 1996,          5
         to the Pooling and Servicing Agreement between Chemical Bank, as Transferor and Servicer, and
         The Bank of New York, as Trustee.

4.3      Amended and Restated Pooling and Servicing Agreement       48
         dated as of June 1, 1996, by and among Chemical Bank, as Transferor prior to June 1, 1996 and as Servicer, Chase USA, as Transferor on and after June 1, 1996, and The Bank of New York, as Trustee.